UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – February 25, 2005

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	0-12220 (Commission File Number)	11-2672906 (IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York (Address of Principal Executive Offices)		11545 (Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

        |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

        On February 25, 2005, The First of Long Island Corporation entered into an employment agreements with Mark D. Curtis, Brian J. Keeney, and Richard Kick, all Executive Vice Presidents of the Bank, and amended existing employment agreements with Arthur J. Lupinacci, Jr., Donald L. Manfredonia, and Joseph G. Perri, all Executive Vice Presidents of the Bank. The employment agreements and amendments to existing employment agreements are furnished as Exhibits 10.1 through 10.6 to this Form 8-K filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 10.1	Employment Agreement Between The First of Long Island Corporation and Mark D. Curtis dated January 1, 2005.

Exhibit 10.2	Employment Agreement Between The First of Long Island Corporation and Brian J. Keeney dated January 1, 2005.

Exhibit 10.3	Employment Agreement Between The First of Long Island Corporation and Richard Kick dated January 1, 2005.

Exhibit 10.4	Amendment to Employment Agreement Between The First of Long Island Corporation and Arthur J. Lupinacci, Jr. dated January 1, 2005.

Exhibit 10.5	Amendment to Employment Agreement Between The First of Long Island Corporation and Donald L. Manfredonia dated January 1, 2005.

Exhibit 10.6	Amendment to Employment Agreement Between The First of Long Island Corporation and Joseph G. Perri dated January 1, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 2005	The First of Long Island Corporation ————————————————— (Registrant) By: /s/ Mark D. Curtis ————————————————— Mark D. Curtis Senior Vice President & Treasurer (principal accounting & financial officer)